UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2006

BLOODHOUND SEARCH TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-29553 (Commission File Number)	88-0492640 (IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, NY 11580
(Address of Principal Executive Offices, Zip Code)

Phone: (516) 887-8200
Fax: (516) 887-8250
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.02. Non-Reliance of Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

(b) On August 11, 2006, the independent accountants for Bloodhound Search Technologies, Inc. (the “Registrant”), Malone & Bailey, PC, notified the Registrant of possible errors in the Form 10-QSB for the quarter ended March 31, 2006 which was filed by the Registrant on May 17, 2006. In the opinion of Malone & Bailey, PC, the errors indicated that such previously filed financial statements should no longer be relied upon and require restatement.  Our auditors discovered errors related to the valuation of our common stock issued for services and common stock issued for a license during the course of their review of the quarterly numbers for the quarter ended June 30, 2006.  Members of our board of directors have discussed the matters disclosed in this Item 4.02(b) with our auditors, Malone & Bailey, PC.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired. Not Applicable
(b) Pro forma financial information. Not Applicable
(c) Exhibits

Exhibit 16.1	Letter from Malone & Bailey, PC to the Securities and Exchange Commission, dated September 5, 2006, regarding the disclosure contained in the Current Report on Form 8-K under Item 4.02

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOODHOUND SEARCH TECHNOLOGIES, INC.
(Registrant)

By:	/s/ David Campbell
Name: David Campbell
Title: Chief Executive Officer

Date: September 7, 2006